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                                                                  Exhibit 10.1
ACORD Certificate of Insurance
Issue Date:  April 20, 1998

Producer:
Malter Team
Mesirow Insurance Services
321 N. Clark Street, Suite 1200
Chicago, IL  60610

Insured:
United Stationers Inc. Et al
2200 East Golf Road
Des Plaines, IL  60016-1267

This certificate is issued as a matter of information only and confers no rights upon the certificate holder. This certificate does not amend, extend or alter the coverage afforded by the policies below.

Coverages:

This is to certify that the policies of insurance listed below have been issued to the insured named above for the policy period indicated, notwithstanding any requirement, term or condition of any contract or other document with respect to which this certificate may be issued or may pertain, the insurance afforded by the policies described herein is subject to all the terms, exclusions and conditions of such policies. Limits shown may have been reduced by paid claims.

Companies affording coverage:

     A.  FEDERAL INSURANCE COMPANY

     Type of Insurance:            Directors & Officers Liability
     Policy Number:                8146-03-32
     Policy Effective Date:        4/01/98
     Policy Expiration Date:       4/01/00
     Limits:                       $20,000,000
                                   $250,000 Deductible

     B.  GREAT AMERICAN INSURANCE COMPANY

     Type of Insurance:            Excess Directors & Officers Liability
     Policy Number:                DFX0009370
     Policy Effective Date:        4/01/98
     Policy Expiration Date:       4/01/99
     Limits:                       $15,000,000



Description of operations/locations/vehicles/special items:
None

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Certificate Holder:
United Stationers Inc.
2200 East Golf Road
Des Plaines, IL  60016

Cancellation:

Should any of the above described policies be canceled before the expiration date thereof, the issuing company will endeavor to mail 30 days written notice to the certificate holder named to the left, but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives.

Authorized Representative:
James C. Styer